UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2025

Welltower Inc.
(Exact name of registrant as specified in its charter)

Delaware			1-8923	34-1096634
(State or other jurisdiction of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street,	Toledo,	Ohio		43615
(Address of principal executive offices)				(Zip Code)

Registrant's telephone number, including area code: (419) 247-2800
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	WELL	New York Stock Exchange
Guarantee of 4.800% Notes due 2028 issued by Welltower OP LLC	WELL/28	New York Stock Exchange
Guarantee of 4.500% Notes due 2034 issued by Welltower OP LLC	WELL/34	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02  Results of Operations and Financial Condition.
On October 27, 2025, Welltower Inc. issued a press release that announced operating results for its third quarter ended September 30, 2025. The press release refers to a supplemental information package that is available on the Company's website (www.welltower.com), free of charge. Copies of the press release and supplemental information package have been furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K (the "Report"), and are incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
On October 27, 2025, Welltower Inc. issued a press release announcing certain transactions closed or under contract to close across the U.K. and U.S. A copy of this press release has been furnished as Exhibit 99.3 to this Report and is incorporated herein by reference.
The information included in Items 2.02 and 7.01 of this Report, including Exhibits 99.1, 99.2, and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to liability under that section, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly incorporated by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)  Exhibits.
99.1    Press release of Welltower Inc. dated October 27, 2025, announcing earnings for the quarter ended September 30, 2025.
99.2    Welltower Inc. Supplemental Information Package for the quarter ended September 30, 2025.
99.3    Press release of Welltower Inc. dated October 27, 2025, announcing certain transactions closed or under contract to close in the U.K. and U.S.
104     Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:	/s/ Matthew McQueen
Name:	Matthew McQueen
Title:	Chief Legal Officer and General Counsel

Dated:  October 27, 2025